UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

Kiromic BioPharma, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒     No fee required

☐     Fee paid previously with preliminary materials

☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) an 0-11

Kiromic BioPharma, Inc.

7707 Fannin Street; Suite 140

Houston, TX 77054

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on MARCH 7, 2023

Dear Stockholder:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Kiromic BioPharma, Inc (“Kiromic” or the “Company”), which will be held on March 7, 2023 at 9:00 a.m. local time at our offices, located at 7707 Fannin Street, Suite 140, Houston, TX 77054, for the following purposes:

1.	To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.	To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to YA II PN, Ltd. (“Yorkville”) in excess of the exchange cap of the Standby Equity Purchase Agreement dated October 13, 2022, by and between the Company and Yorkville (included in Appendix B to this proxy statement) (the “Exchange Cap Proposal”);
3.	To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to the holder of the 25% Senior Secured Convertible Promissory Note (“the Holder”) in excess of the share cap of the Amended and Restated 25% Senior Secured Convertible Promissory Note and Security Agreement dated December 12, 2022, by and between the Company and the Holder (included in Appendix C to this proxy statement) (the “Share Cap Proposal”); and
4.	To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

Our board of directors has fixed the close of business on January 18, 2023 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Special Meeting to our stockholders. Registration and seating will begin at 8:00 a.m. Shares of common stock can be voted at the Special Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. If you do not plan on attending the Special Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Special Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Special Meeting. Your vote is very important.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on March 7, 2023.

The proxy statement is available at

https://www.viewproxy.com/KiromicSM/2023.

P
By the Order of the Board of Directors

/s/ Michael Nagel
Michael Nagel
Chairperson of the Board of Directors

Dated: January 26, 2023

Whether or not you expect to attend the Special Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

PROXY STATEMENT

2023 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 7, 2023

The board of directors (the “Board”) of Kiromic BioPharma, Inc. (“Kiromic” or the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held at our offices, located at 7707 Fannin Street, Suite 140, Houston, TX 77054, on March 7, 2023, at 9:00 a.m. local time, including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is a proxy?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or SEC, to give you when we ask you to provide a proxy to vote your shares at the Special Meeting.  Among other things, this Proxy Statement describes the proposals on which stockholders will be voting and provides information about us.

We are soliciting your proxy to vote at the Special Meeting and at any adjournment or postponement of the Special Meeting. We will use the proxies received in connection with proposals to:

1.	To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.	To approve the Exchange Cap Proposal; and
3.	To approve the Share Cap Proposal.

How do I attend the Special Meeting?

The Special Meeting will be held on March 7, 2023, at 9:00 a.m. local time at our offices, located at 7707 Fannin Street, Houston, TX 77054. Directions to the Special Meeting may be found at the back of this Proxy Statement. Information on how to vote in person at the Special Meeting is discussed below.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on January 18, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Special Meeting. On the Record Date, there were 20,504,701 shares of our common stock outstanding.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

What am I voting on?

There are three (3) matters scheduled for a vote:

1.	To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders; and
2.	To approve the Exchange Cap Proposal; and
3.	To approve the Share Cap Proposal.

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Attend and vote at the Special Meeting.
4.	Vote by phone. The proxy phone number for voting by telephone is on your proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by Mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in Person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.
4.	Vote by phone. The telephone number for voting by phone is on your vote instruction form.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Special Meeting and on all matters incident to the conduct of the Special Meeting. If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Special Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

Each share of our common stock that you own as of January 18, 2023 entitles you to one vote.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the grant of discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders; and
2.	“FOR” approval of the Exchange Cap Proposal; and

3.	“FOR” approval of the Share Cap Proposal.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting who will count votes  “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Special Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Our common stock is listed on the Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: Proposal No. 1 for the approval of the reverse stock split is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Proposal No. 2 and 3 for the approval of the Exchange Cap Proposal and Share Cap Proposal, respectively, are considered non-discretionary matters, and a broker will not be permittee to exercise its discretion to vote uninstructed shares on the proposals.  Because NYSE rules apply to all brokers that are members of the NYSE, this prohibition applies to the Special Meeting even though our common stock is listed on the Nasdaq Capital Market.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required

The grant of discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders

A majority of the votes entitled to vote thereon at the Special Meeting

To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to YA II PN, Ltd. (“Yorkville”) in excess of the exchange cap of the Standby Equity Purchase Agreement dated October 13, 2022, by and between the Company and Yorkville (included in Appendix B to this proxy statement)

A majority of the votes entitled to vote thereon and present at the Special Meeting

To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to the holder of the 25% Senior Secured Convertible Promissory Note (“the Holder”) in excess of the share cap of the Amended and Restated 25% Senior Secured Convertible Promissory Note and Security Agreement dated December 12, 2022, by and between the Company and the Holder (included in Appendix C to this proxy statement) (the “Share Cap Proposal”); and

A majority of the votes entitled to vote thereon and present at the Special Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the reverse stock split, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. In voting by proxy with regard to the Exchange Cap Proposal and the Share Cap Proposal, you may vote in favor of or against either proposal, or you may abstain from voting on either proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Kiromic, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: 7707 Fannin Street, Suite 140, Houston, TX 77054, Attention: Secretary, or by facsimile at 866-419-6193. Your most current proxy card or Internet or telephone proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $32,000 in the aggregate.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2023 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) must have been submitted in writing to the Company’s Secretary at 7707 Fannin Street, Suite 140, Houston, TX 77054 and received no later than December 31, 2022, 2023, to be includable in the Company’s proxy statement and related proxy for the 2023 Annual Meeting. However, if the date of the 2023 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 22, 2023, to be considered for inclusion in proxy materials for our 2023 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 7707 Fannin Street, Suite 140, Houston, TX 77054, a reasonable time before we begin to print and send our proxy materials for the 2023 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

PROPOSAL 1

THE REVERSE STOCK SPLIT PROPOSAL

Our board of directors has approved an amendment to our Certificate of Incorporation, as amended, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio for the combination within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split.

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

On March 18, 2022, the Company received a letter from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was no longer in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed companies to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Requirement”). The letter noted that the bid price of the Company’s common stock was below $1.00 for the 30-consecutive business day period from February 3, 2022 through March 17, 2022.

The notification letter had no immediate effect on the Company’s listing on the Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 days, or until September 14, 2022, to regain compliance with the Minimum Bid Requirement. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of 10 consecutive business days.

Since the Company had not regained compliance by September 14, 2022, the Company was eligible for an additional 180 calendar day compliance period. To qualify, the Company was required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market with the exception of the Minimum Bid Requirement and provided Nasdaq with written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. On September 15, 2022, the Company received a letter from Nasdaq advising that the Company has been granted a 180-day extension to March 13, 2023 to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

However, if it appears to Listing Qualifications staff that the Company will not be able to cure the deficiency, or if the Company does not meet the other listing standards, Nasdaq could provide notice that the Company’s common stock will become subject to delisting. In the event the Company receives notice that its common stock is being delisted, Nasdaq rules permit the Company to appeal any delisting determination by the Nasdaq staff to a Hearings Panel.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

In addition, the Company believes the Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits;

the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Required Vote of Stockholders

The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote, voting together as a single class, on this item at the Special Meeting is required for approval of this Proposal 1. Proxies solicited by our Board of Directors will be voted for approval of this Proposal 1 unless otherwise specified.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 1.

PROPOSAL 2

APPROVAL, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE OF OUR COMMON STOCK TO YORKVILLE IN EXCESS OF THE EXCHANGE CAP OF THE STANDBY EQUITY PURCHASE AGREEMENT DATED OCTOBER 13, 2022, BY AND BETWEEN THE COMPANY AND YORKVILLE (THE “EXCHANGE CAP PROPOSAL”)

Background

As previously disclosed, on October 13, 2022, we entered into a Standby Equity Purchase Agreement (the “SEPA,” included as Appendix B to this Proxy Statement) with YA II PN, Ltd. (“Yorkville”). Pursuant to the SEPA, the Company shall have the right, but not the obligation, to sell to the Investor up to $5,000,000 (the “Commitment Amount”) of its shares of common stock, par value $0.001 per share (“Common Stock”), subject to increase by an additional $3,000,000 of Common Stock at the Company’s election (the “Commitment Increase”), at the Company’s request any time during the commitment period commencing on October 13, 2022 and terminating on the earliest of (i) the first day of the month following the 24-month anniversary of the SEPA and (ii) the date on which the Investor shall have made payment of any advances requested pursuant to the SEPA for shares of the Common Stock equal to the Commitment Amount. Each sale the Company requests under the SEPA (an “Advance”) may be for the greater of (i) an amount of shares of Common Stock equal to the average of the daily traded amount of the Common Stock during the five trading days immediately preceding the notice of an Advance or (ii) $1,000,000. The shares would be purchased at 95.0% of the Market Price (as defined below) and would be subject to certain limitations, including that the Investor could not purchase any shares that would result in it owning more than 9.99% of the outstanding Common Stock after such purchase (the "Ownership Limitation") or an aggregate of 19.99% of the outstanding Common Stock as of the date of the SEPA (the "Exchange Cap"). The Exchange Cap will not apply under certain circumstances, including to any sales of Common Stock under the SEPA that equal or exceed $0.3111, representing the lower of (i) the closing price of the Common Stock as reflected on Nasdaq.com immediately preceding the date of the SEPA, or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the date of the SEPA. “Market Price” is defined in the SEPA as the lowest of the daily VWAPs (as defined below) of the Common Stock during each of the three consecutive trading days commencing on the day of the Company’s submission of an Advance notice to the Investor. “VWAP” is defined in the SEPA to mean, for any trading day, the daily volume weighted average price of the Common Stock for such date on the Nasdaq Capital Market as reported by Bloomberg L.P. during regular trading hours.  .

As of the date of the SEPA, there were 16,466,718 shares of the Company’s common stock issued and outstanding. Accordingly, the Exchange Cap is 3,291,696 shares. The SEPA provides that (a) the Exchange Cap will not apply if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of The Nasdaq Capital Market, and (b) as to any Advance, if the purchase price of shares in respect of such Advance equals or exceeds $0.3111 per share (which represents the lower of (i) the closing price of common stock as reported on the “Historical NOCP” section of the web site Nasdaq.com for the ticker symbol “KRBP.” (the “Nasdaq Official Closing Price”) on the trading day immediately preceding the date of the SEPA; or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the date of the SEPA).

Pursuant to the SEPA, we will use the proceeds from the sale of SEPA Shares for working capital and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the registration statement pursuant to which such shares are registered with the SEC. There are no other restrictions in the SEPA on future financing transactions, provided such use of proceeds also does not violate the laws and regulations set forth by the U.S. Office of Foreign Assets Control.

Reasons for Seeking Stockholder Approval

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules (the “Nasdaq Rules”). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d). Our Board has determined that the SEPA and our ability to issue the SEPA Shares thereunder in excess of the Exchange Cap is in the best interests of the Company and its stockholders because the ability to sell the SEPA Shares to Yorkville provides us with a reliable source of capital for working capital and general corporate purposes.

We cannot predict the Market Price (as defined above) of our common stock at any future date, and therefore cannot predict the number of SEPA Shares to be issued under the SEPA or whether the Market Price for any Advance will be greater than the Minimum Price (as defined above) under the Nasdaq Rules. Under certain circumstances, it is possible that we may need to issue shares of common stock to Yorkville at a price that is less than the Minimum Price in excess of the Exchange Cap, which would require stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

Therefore, we are seeking stockholder approval under this Proposal No. 2 to issue shares of common stock in excess of the Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of the Company’s stockholders to approve this Proposal No. 2 will make it impossible for the Company to sell, at less than the Minimum Price, shares of common stock to Yorkville in excess of the Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such Advance.

Consequences of Non-Approval

As previously disclosed, as of December 31, 2021, the Company concluded that there was substantial doubt about its ability to continue to operate as a going concern for the 12 months following the issuance of its consolidated financial statements. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to access additional funding from current or new investors. If the Company is unable to raise additional capital, the Company may have to significantly delay, scale back or discontinue the development or commercialization of its products and/or consider a sale or other strategic transaction. Accordingly, our Board believes that providing the Company the flexibility to issue shares of common stock in excess of the Exchange Cap is advisable and in the best interests of the Company and our stockholders.

Effect on Current Stockholders

The issuance of shares of common stock under the SEPA, including any shares that may be issued in excess of the Exchange Cap (including any such shares issued below the Minimum Price that are the subject of this Proposal No. 2), would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of SEPA Shares that may be issued to Yorkville pursuant to the SEPA is determined based on the Market Price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on the proposal.  Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.  Proxies solicited by our Board of Directors will be voted for approval of this Proposal 2 unless otherwise specified.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3

APPROVAL , IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D), THE ISSUANCE OF OUR COMMON STOCK TO THE HOLDER OF THE 25% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (“THE HOLDER”) IN EXCESS OF THE SHARE CAP OF THE AMENDED AND RESTATED 25% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE AND SECURITY AGREEMENT DATED DECEMBER 12, 2022, BY AND BETWEEN THE COMPANY AND THE HOLDER (INCLUDED IN APPENDIX C TO THIS PROXY STATEMENT) (THE “SHARE CAP PROPOSAL”)

Background

As previously disclosed, on December 12, 2022 , Kiromic BioPharma Inc. (the “Company”) amended and restated the 25% Senior Secured Convertible Promissory Note (the “Original Note”) dated October 21, 2022 (the “Amended and Restated Note”), included as Appendix C to this Proxy Statement.  The Original Note was amended to increase the aggregate principal amount to $4,000,000 from $2,000,000. The interest rate of 25% per annum (the “Stated Rate”) remained unchanged. The maturity rate was amended to December 12, 2023 from October 21, 2023 (the “Amended and Restated Maturity Date”), on which the principal balance and accrued but unpaid interest under the Amended and Restated Note shall be due and payable. The Stated Rate will increase to 27% per annum or the highest rate then allowed under applicable law (whichever is lower) upon occurrence of an event of default, including the failure by the Company to make payment of principal or interest due under the Amended and Restated Note on the Amended and Restated Maturity Date, and any commencement by the Company of a case under any applicable bankruptcy or insolvency laws.

The Note is convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an initial conversion price of $0.35 per share (the “Conversion Price”), subject to a beneficial ownership limitation equivalent to 9.99% (the “Beneficial Ownership Limitation”) and a share cap of 3,287,699 shares (the “Share Cap”), representing 19.99% of the total issued and outstanding shares of Common Stock as of October 20, 2022, in the event that the Conversion Price is lower than $0.3268 per share, representing the lower of the closing price immediately preceding the Issuance Date or the average closing price of the Common Stock for the five trading days immediately preceding the Issuance Date.

The unpaid principal of and interest on the Note constitute unsubordinated obligations of the Company and are senior and preferred in right of payment to all subordinated indebtedness and equity securities of the Company outstanding as of the Issuance Date; provided, however, that the Company may incur or guarantee additional indebtedness after the Issuance Date, whether such indebtedness are senior, pari passu or junior to the obligations under the Note, which are secured by all of the Company’s right, title and interest, in and to, (i) all fixtures (as defined in the Uniform Commercial Code, the “UCC”) and equipment (as defined in the UCC), and (ii) all of the Company’s intellectual property as specified in the Note, subject to certain exclusions as described in the Note.

Pursuant to the Note, the Company is required to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the Conversion Shares within 30 days after the Conversion Share Delivery Date (as defined in the Note) and shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC.

Accordingly, the Share Cap share count will be assessed when a notice of conversion is delivered to the Company. The Amended and Restated Note provides that (a) the Share Cap will not apply if the Company’s stockholders have approved issuances in excess of the Share Cap in accordance with the rules of The Nasdaq Capital Market.

Reasons for Seeking Stockholder Approval

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules (the “Nasdaq Rules”). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d). Our Board has determined that the Amended and Restated Note and our ability to issue the shares of common stock thereunder in excess of the Share Cap is in the best interests of the Company and its stockholders because the Amended and Restated Note allowed us to have a reliable source of capital for working capital and general corporate purposes.

Therefore, we are seeking stockholder approval under this Proposal No. 3 to issue shares of common stock in excess of the Share Cap, if necessary, to the Holder under the terms of the Amended and Restated Note. The failure of the Company’s stockholders to approve this Proposal No. 3 will make it impossible for the Company to consummate certain components of the Amended and Restated Note.

Effect on Current Stockholders

The issuance of shares of common stock under the Amended and Restated Note, including any shares that may be issued in excess of the Share Cap would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of common shares that may be issued to the Holder pursuant to the Amended and Restated Note is determined based on a conversion price of $0.35 per share at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined at this time. The Amended and Restated Note restricts “Excess Shares” means those Conversion Shares then beneficially owned by the Voting Group on the date of registration, that when aggregated with such other shares of Common Stock beneficially owned by the Voting Group exceed thirty percent (30%) of the then outstanding shares of Common Stock.  The dilutive effect may be material to our current stockholders.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on the proposal.  Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.  Proxies solicited by our Board of Directors will be voted for approval of this Proposal 3 unless otherwise specified.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of January 18, 2023 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of January 18, 2023, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 20,504,701 shares of common stock outstanding on January 18, 2023. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of January 18, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Kiromic BioPharma, Inc., 7707 Fannin Street, Suite 140, Houston, TX 77008.

	Number of shares	Percentage of shares
Beneficial Owner	beneficially owned	beneficially owned
Directors and Executive Officers
Pietro Bersani(1)	643,576	3.14%
Scott Dahlbeck(2)	511,068	2.49%
Americo Cicchetti(3)	188,878	*
Michael Nagel(4)	188,878	*
All current directors and executive officers as a group (4 persons)	1,532,400	7.33%
Other 5% Stockholders
Empery Asset Management, LP (5)	5,389,598	9.99%
Sabby Volatility Warrant Master Fund, Ltd. (6)	1,822,847	8.89%
YA II PN, Ltd. (7)	1,690,985	7.83%

* Represents beneficial ownership of less than 1%.
(1) Includes options to purchase 5,278 shares of common stock that are exerciseable within 60 days of January 18, 2023, and 638,298 shares of common stock.
(2) Includes (i) 496,757 shares of common stock, and (ii) options to purchase 14,311 shares of common stock that are exerciseable within 60 days of January 18, 2023.
(3) Includes options to purchase 188,878 shares of common stock that are exerciseable within 60 days of January 18, 2023.
(4) Includes options to purchase 188,878 shares of common stock that are exerciseable within 60 days of January 18, 2023.

(5) Consists of 491,554 shares of Common Stock and 4,898,044 shares of Common Stock issuable upon conversion of Notes of the Company. Pursuant to the terms of the Notes, Empery Asset Management, LP (“Empery”) cannot convert the Notes to the extent Empery would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of Common Stock (the "Blockers"), and the percentage set forth herein gives effect to the Blockers. Empery Asset Management, LP which serves as the Investment Manager to the Empery Funds, may be deemed to be the beneficial owner of all shares of Common Stock held by, and underlying the Notes held by, the Empery Funds. Each of Ryan M. Lane and Martin D. Hoe, as Managing Members of Empery AM GP, LLC, the General Partner of the Investment Manager, with the power to exercise investment discretion, may be deemed to be the beneficial owner of all shares of Common Stock held by, and underlying the Notes held by, the Empery Funds. Each of the Empery Funds and Ryan M. Lane and Martin D. Hoe hereby disclaims any beneficial ownership of any such shares of Common Stock.

(6) Sabby Volatility Warrant Master Fund, Ltd. beneficially owns the Common Stock, and (ii) Sabby Management, LLC and Hal Mintz each beneficially own the Common Stock. Sabby Management, LLC and Hal Mintz do not directly own any shares of Common Stock, but each indirectly owns the Common Stock. Sabby Management, LLC, a Delaware limited liability company, indirectly owns the Common Stock because it serves as the investment manager of Sabby Volatility Warrant Master Fund, Ltd. Mr. Mintz indirectly owns the Common Stock in his capacity as manager of Sabby Management, LLC.

(7) Consists of the direct ownership of 603,318 shares of Common Stock plus the deemed ownership of 1,087,667 shares of Common Stock that YA II PN, Ltd. has the right to acquire within 60 days of January 18, 2023. YA II PN, Ltd. (“YA II”) is beneficially owned by YA Global Investments II (U.S.), LP (the “YA Feeder”). Yorkville Advisors Global, LP (the “YA Advisor”) is the investment manager to YA II. Yorkville Advisors Global II, LLC (the “YA Advisor GP”) is the general partner to the YA Advisor. YAII GP, LP (the “YA GP”) is the general partner to the YA Feeder. YAII GP II, LLC (the “Yorkville GP”) is the general partner to the YA GP. Mark Angelo makes the investment decisions on behalf of YA II. Accordingly, each of YA II, YA Feeder, the YA Advisor, the YA Advisor GP, the YA GP, the Yorkville GP and Mark Angelo may be deemed affiliates and therefore may be deemed to beneficially own the same number of shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2021 or any currently proposed transaction, to which we were or are to be a participant and in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know hold more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements with our directors and executive officers.

Employment Agreements

We have entered into employment agreements and offer letter agreements with certain of our executive officers. See “Executive Compensation—Employment Agreements” and “Executive Compensation—Potential Payments Upon Termination or Change in Control.”

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and our Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Policies and Procedures for Transactions with Related Persons

We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness) in which we or any of our subsidiaries are participants, in which any “related person” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director, or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an executive officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our audit committee takes into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the risks, costs, and benefits to us;
●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the terms of the transaction;

●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests.

OTHER MATTERS

Other Business

We have no knowledge of any other matters that may come before the Special Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Special Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, we will cancel your previously submitted proxy.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (832) 968-4888, or submit a request in writing to our Secretary, c/o Kiromic BioPharma, Inc., 7707 Fannin Street, Suite 140, Houston, TX 77054. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

January 26, 2023

Mich

By Order of the Board of Directors

/s/ Michael Nagel
Michael Nagel
Chairperson of the Board of Directors

APPENDIX A

CERTIFICATE OF AMENDMENT
to the
CERTIFICATE OF INCORPORATION
of
KIROMIC BIOPHARMA, INC.

KIROMIC BIOPHARMA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Kiromic BioPharma, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 27, 2015, as amended on December 20, 2018; September 13, 2019; December 16, 2019 and June 8, 2020 ( the “Certificate of Incorporation”). Certificates of Correction were filed on October 15, 2019, October 18, 2019, October 29, 2019 and October 29, 2019.

SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:

“Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each (    ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into (    ) fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the          day of                , 2023.

KIROMIC BIOPHARMA, INC

By:
Name:
Title:

APPENDIX B

STANDBY EQUITY PURCHASE AGREEMENT

THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) dated as of October 13, 2022 is made by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), and KIROMIC BIOPHARMA, INC., a company incorporated under the laws of the State of Delaware (the “Company”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $5 million of the Company’s shares of common stock, par value $0.001 per share (the “Common Shares”), plus, at the Company’s election, an additional $3 million of Common Shares, for an aggregate of $8 million of Common Shares; and

WHEREAS, the Common Shares are listed for trading on the Nasdaq Stock Market under the symbol “KRBP;” and

WHEREAS, the offer and sale of the Common Shares issuable hereunder will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

Certain Definitions

“Additional Shares” shall have the meaning set forth in Section 1.01(d)(ii).

“Adjusted Advance Amount” shall have the meaning set forth in Section 1.01(d)(i).

“Advance” shall mean any issuance and sale of Advance Shares from the Company to the Investor pursuant to Article I hereof.

“Advance Date” shall mean the 1st Trading Day after expiration of the applicable Pricing Period for each Advance.

“Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the amount of an Advance the Company desires to issue and sell to the Investor.

“Advance Notice Date” shall mean each date the Company is deemed to have delivered (in accordance with Section 1.01(b) of this Agreement) an Advance Notice to the Investor, subject to the terms of this Agreement.

“Advance Shares” shall mean the Common Shares that the Company shall issue and sell to the Investor.

“Affiliate” shall have the meaning set forth in Section 2.07.

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.

“Black Out Period” shall have the meaning set forth in Section 5.01(e).

“Closing” shall have the meaning set forth in Section 2.02.

“Commitment Amount” shall mean $5,000,000 of Common Shares, subject to increase by the Commitment Increase at the Company’s election pursuant to the terms of this Agreement, provided that, the Company shall not affect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement would exceed 19.99% of the outstanding Common Shares as of the date of this Agreement (the “Exchange Cap”) provided further that, the Exchange Cap will not apply if (a) the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market or (b) the average price of all applicable sales of Common Shares hereunder (including any Commitment Shares in the number of shares sold for these purposes and sales covered by an Advance Notice that has been delivered prior to the determination of whether this clause (b) applies) equals or exceeds $0.3111 per share (which represents the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the date of this Agreement; or (ii) the average Nasdaq Official Closing Price for the five Trading Days immediately preceding the date of this Agreement).

“Commitment Increase” shall mean $3,000,000 of Common Shares.

“Commitment Shares” shall have the meaning set forth in Section 11.04

“Commitment Period” shall mean the period commencing on the date hereof and expiring upon the date of termination of this Agreement in accordance with Section 9.01.

“Common Shares” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Company Indemnitees” shall have the meaning set forth in Section 4.02.

“Condition Satisfaction Date” shall have the meaning set forth in Section 6.01.

“Daily Traded Amount” shall mean the product obtained by multiplying the daily trading volume of the Company’s Common Shares on the Principal Market during regular trading hours as reported by Bloomberg L.P., by the VWAP for such Trading Day.

“Environmental Laws” shall have the meaning set forth in Section 3.13.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap” shall have the meaning set forth in Section 1.

“Excluded Day” shall have the meaning set forth in Section 1.01(d)(i).

“Hazardous Materials” shall have the meaning set forth in Section 3.13.

“Indemnified Liabilities” shall have the meaning set forth in Section 4.01.

“Investor” shall have the meaning set forth in the preamble of this Agreement.

“Investor Indemnitees” shall have the meaning set forth in Section 4.01.

“Market Price” shall mean the lowest of the daily VWAPs of the Common Shares during the relevant Pricing Period, other than the daily VWAP on any Excluded Days.

“Material Adverse Effect” shall mean any event, occurrence or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement.

“Material Outside Event” shall have the meaning set forth in Section 5.08.

“Maximum Advance Amount” in respect of each Advance Notice means the greater of: (i) an amount equal to 100% of the average of the Daily Traded Amount during each of the 5 Trading Days immediately preceding an Advance Notice, or (ii) $1,000,000.

“Minimum Acceptable Price” or “MAP” shall mean the minimum price notified by the Company to the Investor in each Advance Notice, if applicable.

“OFAC” shall have the meaning set forth in Section 3.30.

“Ownership Limitation” shall have the meaning set forth in Section 1.01(c)(i).

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.

“Pricing Period” shall mean the three (3) consecutive Trading Days commencing on the Advance Notice Date.

“Principal Market” shall mean the Nasdaq Stock Market; provided however, that in the event the Company’s Common Shares are ever listed or traded on the New York Stock Exchange, or the NYSE American, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Shares are then listed or traded to the extent such other market or exchange is the principal trading  market or exchange for the Common Shares.

“Prospectus” shall mean any prospectus (including, without limitation, all amendments and supplements thereto) used by the Company in connection with a Registration Statement.

“Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including, without limitation, any prospectus supplement to be filed in accordance with Section 5.01 hereof.

“Purchase Price” shall mean the price per Advance Share obtained by multiplying the Market Price by 95%.

“Registrable Securities” shall mean (i) the Shares issuable pursuant to this Agreement, and (ii) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

“Registration Limitation” shall have the meaning set forth in Section 1.01(c)(ii).

“Registration Statement” shall mean a registration statement on Form S-1 or Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the registration of the resale by the Investor of the Registrable Securities under the Securities Act, which registration statement provides for the resale from time to time of the Shares as provided herein.

“Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.

“Sanctions” shall have the meaning set forth in Section 3.30.

“Sanctioned Countries” shall have the meaning set forth in Section 3.30.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“SEC Documents” shall have the meaning set forth in Section 3.05.

“Securities Act” shall have the meaning set forth in the recitals of this Agreement.

“Settlement Document” shall have the meaning set forth in Section 1.02(a).

“Shares” shall mean the Commitment Shares and the Common Shares to be issued from time to time hereunder pursuant to an Advance.

“Subsidiaries” shall mean any Person in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority of the equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and the foregoing are collectively referred to herein as “Subsidiaries.”

“Trading Day” shall mean any day during which the Principal Market shall be open for business.

“Transaction Documents” shall have the meaning set forth in Section 3.02.

“VWAP” shall mean for any Trading Day, the daily volume weighted average price of the Common Shares for such Trading Day on the Principal Market during regular trading hours as reported by Bloomberg L.P.

Article I. Advances
Section 1.01Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, during the Commitment Period, the Company, at its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, Advance Shares by the delivery to the Investor of Advance Notices on the following terms:
(a)	Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Shares by delivering an Advance Notice to the Investor, subject to the satisfaction or waiver by the Investor of the conditions set forth in Section 7.01, and in accordance with the following provisions:
(i)	The Company shall, in its sole discretion, select the amount of the Advance, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice.
(ii)	There shall be no mandatory minimum Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof.
(b)	Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A attached hereto. An Advance Notice shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by email prior at or before 8:30 a.m. Eastern Time (or later if waived by the Investor in its sole discretion), or (ii) the immediately succeeding day if it is received by email after 8:30 a.m. Eastern Time.
(c)Advance Limitations. Regardless of the amount of an Advance requested by the Company in the Advance Notice, the final number of Shares to be issued and sold pursuant to an Advance Notice shall be reduced (if at all) in accordance with each of the following limitations:
(i)	Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company of the amount of shares the Investor currently beneficially owns. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any Common Shares under this Agreement which, when aggregated with all other Common Shares beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its affiliates (on an aggregated basis) to exceed 9.99% of the outstanding voting power or number of Common Shares (the “Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but no later than the next business day on which the transfer agent for the Common Shares is open for business) confirm orally or in writing to the Investor the number of Common Shares then outstanding. In connection with each Advance Notice delivered by the Company, any portion of the Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the amount of the Advance requested by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.
(ii)	Registration Limitation and Exchange Cap. In no event shall an Advance exceed the amount registered under the Registration Statement then in effect (the “Registration Limitation”) or the Exchange Cap, to the extent applicable. In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation or the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion in respect of each Advance Notice; provided that in the event of any such automatic withdrawal and automatic modification, Investor will promptly notify the Company of such event.
(d)	Minimum Acceptable Price.
(i)	With respect to each Advance Notice, the Company may notify the Investor of the MAP with respect to such Advance by indicating a MAP on such Advance Notice. If no MAP is specified in an Advance Notice, then no MAP shall be in effect in connection with such Advance. Each Trading Day during a Pricing Period for which (A) with respect to each Advance Notice with a MAP, the VWAP of the Common Shares is below the MAP in effect with respect to such Advance Notice, or (B) there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the amount of the Advance set forth in such Advance Notice by one-third (the resulting amount of each Advance being the “Adjusted Advance Amount”), and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the Market Price.
(ii)	The total Advance Shares in respect of each Advance (after reductions have been made to arrive at the Adjusted Advance Amount, if any) shall be automatically increased by such number of Common Shares (the “Additional Shares”) equal to the number of Common Shares sold by the Investor on such Excluded Day, if any, and the price paid per share for each Additional Share shall be equal to the MAP in effect with respect to such Advance Notice (without any further discount), provided that this increase shall not cause the total Advance to exceed the amount set forth in the original Advance Notice or any limitations set forth in Section 2.01(c).

(e)	Unconditional Contract. Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice the parties shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Advance Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and (i) subject to Applicable Laws and (ii) subject to Section 2.08 (Trading Activities), the Investor may sell Common Shares during the Pricing Period.
Section 1.02Closings. The closing of each Advance and each sale and purchase of Advance Shares (each, a “Closing”) shall take place as soon as practicable on or after each Advance Date in accordance with the procedures set forth below.  The parties acknowledge that the Purchase Price is not known at the time the Advance Notice is delivered (at which time the Investor is irrevocably bound) but shall be determined on each Closing based on the daily prices of the Common Shares that are the inputs to the determination of the Purchase Price as set forth further below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:
(a)	On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.01), the Market Price, the Purchase Price, the aggregate proceeds to be paid by the Investor to the Company, and a report by Bloomberg, L.P. indicating the VWAP for each of the Trading Days during the Pricing Period (or, if not reported on Bloomberg, L.P., another reporting service reasonably agreed to by the parties), in each case in accordance with the terms and conditions of this Agreement.
(b)	Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Advance Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at the Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Promptly upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Settlement Document) in cash in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering the resale of such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares pursuant to the Plan of Distribution set forth in the Prospectus included in the Registration Statement and otherwise in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).
(c)	On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.
(d)	Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period (i) the Company notifies Investor that a Material Outside Event has occurred, or (ii) the Company notifies the Investor of a Black Out Period, the parties agree that the pending Advance shall end and the final number of Advance Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common

Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period.
Section 1.03Hardship.
(a)	In the event the Investor sells Common Shares after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 1.02, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article IV hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to Applicable Laws and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
(b)	In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2.02, the Investor agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
Section 1.04Completion of Resale Pursuant to the Registration Statement.  After the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment Amount pursuant to the Registration Statement, Investor will notify the Company that all subsequent resales are completed and the Company will be under no further obligation to maintain the effectiveness of the Registration Statement.
Section 1.05Increase to Commitment Amount.  The Commitment Amount will be increased to include the Commitment Increase by written notice to the Investor from the Company that the Company is electing to make such increase, provided that the Company may only make such election in whole, and not in part, and may not make such election after such time as it has delivered an Advance Notice that covers the remaining shares of the then unsold Commitment Amount.
Article II. Representations and Warranties of Investor

The Investor represents and warrants to the Company, as of the date hereof, as of each Advance Notice Date and each Advance Date that:

Section 2.01Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to purchase or acquire Shares in accordance with the terms hereof. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Investor or its shareholders. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 2.02Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.
Section 2.03No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.
Section 2.04Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any prospectus contained therein related to the resale of Registrable Securities.
Section 2.05Accredited Investor. The Investor is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.
Section 2.06Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement.  The Investor understands that its investment involves a high degree of risk.  The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.
Section 2.07Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “Affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).
Section 2.08No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) hedging transaction, which establishes a net short position with respect to the Common Shares that remains in effect as of the date of this Agreement.
Section 2.09Resale of Shares. The Investor represents, warrants and covenants that it will resell the Shares only pursuant to the Registration Statement in which the resale of such Shares is registered under the Securities Act, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable federal and state securities laws, rules and regulations, or pursuant to an exception from the registration provisions of the Securities Act, if applicable.
Section 2.10General Solicitation.  Neither the Investor, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Common Shares by the Investor.
Article III. Representations and Warranties of the Company

Except as set forth in the SEC Documents and the disclosure schedules attached hereto, the Company represents and warrants to the Investor that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date):

Section 3.01Organization and Qualification. Each of the Company and its Subsidiaries is an entity duly organized and validly existing under the laws of their respective jurisdiction of organization, and has the requisite power and authority to own its properties and to carry on its business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
Section 3.02Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) have been or (with respect to consummation) will be duly authorized by the Company’s board of directors and no further consent or authorization will be required by the Company, its board of directors or its shareholders.  This Agreement and the other Transaction Documents to which it the Company a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
Section 3.03Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus.
Section 3.04No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.
Section 3.05SEC Documents; Financial Statements. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the one year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed within one year preceding the date hereof or amended after the date hereof, or filed after the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act (including any Registration Statements filed hereunder), being hereinafter referred to as the “SEC Documents”). The Company has delivered or made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates (or, with respect to any filing that has been amended or superseded, the date of such amendment or superseding filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 3.06Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in the SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which are not material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in extensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.
Section 3.07Registration Statement and Prospectus.  Each Registration Statement and the offer and sale of Shares as contemplated hereby will meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or to be filed as exhibits to a Registration Statement have been so described or filed. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement and the Prospectus to which the Investor has consented.
Section 3.08No Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Advance Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.
Section 3.09Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus, or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.
Section 3.10Equity Capitalization.  As of the date hereof, the authorized capital of the Company consists of 360,000,000 shares of capital stock, of which 300,000,000 shares are designated common stock, par value $0.001 per share, and 60,000,000 shares are undesignated preferred stock.  As of the date hereof, the Company had 15,843,191 shares of common stock outstanding and no shares of preferred stock outstanding.

The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and is currently listed on a Principal Market under the trading symbol “KRBP.” The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market.

Section 3.11Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement except as would not cause a Material Adverse Effect; and, except as would not cause a Material Adverse Effect, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing.
Section 3.12Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.

Section 3.13Environmental Laws.  To the Company’s knowledge, the Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
Section 3.14Title. Except as would not cause a Material Adverse Effect, the Company (or its Subsidiaries) has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
Section 3.15Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
Section 3.16Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.
Section 3.17Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and management is not aware of any material weaknesses that are not disclosed in the SEC Documents as and when required.
Section 3.18Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.
Section 3.19Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.
Section 3.20Tax Status.  Each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. The Company has not received written notification of any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.

Section 3.21Certain Transactions. Except as not required to be disclosed pursuant to Applicable Laws, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.
Section 3.22Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder on a right of first refusal basis to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.
Section 3.23Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing shareholders and could significantly increase the outstanding number of Common Shares.
Section 3.24Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of Common Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.
Section 3.25Finder’s Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.
Section 3.26Relationship of the Parties. Neither the Company, nor any of its subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.
Section 3.27Operations. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with and  neither the Company nor the Subsidiaries, nor any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has, not complied with Applicable Law; and no action, suit or proceeding by or before any governmental authority involving the Company or any of its Subsidiaries with respect to Applicable Laws is pending or, to the knowledge of the Company, threatened.
Section 3.28Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
Section 3.29Compliance with Laws. The Company and each of its Subsidiaries are in compliance with Applicable Laws; the Company has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has, not complied with Applicable Laws, or could give rise to a notice of non-compliance with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have a Material Adverse Effect.
Section 3.30Sanctions Matters.  Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region, the Donetsk People’s Republic and Luhansk People’s Republic in Ukraine, Cuba, Iran, North Korea, Sudan and Syria (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Advance Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.
Article IV.  Indemnification

The Investor and the Company represent to the other the following with respect to itself:

Section 4.01Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.

Section 4.02Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.
Section 4.03Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article IV, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article IV except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.

Section 4.04Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article IV shall survive expiration or termination of this Agreement.
Section 4.05Limitation of liability. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages.
Article V.
Covenants

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period:

Section 5.01Registration Statement.
(a)	Filing of a Registration Statement. The Company shall prepare and file with the SEC a Registration Statement, or multiple Registration Statements for the resale by the Investor of the Registrable Securities. The Company in its sole discretion may choose when to file such Registration Statements; provided, however, that the Company shall not have the ability to request any Advances until the effectiveness of a Registration Statement.
(b)	Maintaining a Registration Statement. The Company shall maintain the effectiveness of any Registration Statement that has been declared effective at all times during the Commitment Period, provided, however, that if the Company has received notification pursuant to Section 2.04 that the Investor has completed resales pursuant to the Registration Statement for the full Commitment Amount, then the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. During the Commitment Period, the Company shall notify the Investor promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Common Shares shall cease to be authorized for listing on the Principal Market, (iii) the Common Shares cease to be registered under Section 12(b) or Section 12(g) of the Exchange Act or (iv) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.
(c)	Filing Procedures. The Company shall (A) permit counsel to the Investor an opportunity to review and comment upon (i) each Registration Statement at least three (3) Trading Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and (B) shall reasonably consider any comments of the Investor and its counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to the Investor, without charge, (i) electronic copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the SEC, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document to the extent such document is available on EDGAR).

(d)	Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) provide the Investor copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information, and (iv) comply with the provisions of the Securities Act with respect to the Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 5.01(d) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, the Company shall file such report in a prospectus supplement filed pursuant to Rule 424 promulgated under the Securities Act to incorporate such filing into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement, if feasible, or otherwise promptly thereafter.
(e)	Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this 0, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
Section 5.02Suspension of Registration Statement.
(a)	Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of the Registration Statement by written notice to the Investor in the event that the Company determines in its sole discretion in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”).
(b)	No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Common Shares of the Company pursuant to such Registration Statement, but may sell shares pursuant to an exemption from registration, if available, subject to the Investor’s compliance with Applicable Laws.

(c)	Limitations on the Black Out Period. The Company shall not impose any Black Out Period that is longer than 30 days or in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period.
Section 5.03Listing of Common Shares. As of each Advance Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance.
Section 5.04Opinion of Counsel. Prior to the date of the delivery by the Company of the first Advance Notice, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.
Section 5.05Exchange Act Registration. The Company will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.
Section 5.06Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Common Shares) cause legal counsel for the Company to deliver to the transfer agent for the Common Shares (with a copy to the Investor) instructions to issue Common Shares to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Law.
Section 5.07Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.
Section 5.08Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations disclosed in the SEC Documents, receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other Federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the Securities Act or any other law (and the Company will promptly make available to the Investor any such supplement or amendment to the related Prospectus); (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be required under Applicable Law; or (vi) the Common Shares shall cease to be authorized for listing on the Principal Market. The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.02(d)), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (vii), inclusive, a “Material Outside Event”).
Section 5.09Consolidation. If an Advance Notice has been delivered to the Investor, then the Company shall not effect any consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity before the transaction contemplated in such Advance Notice has been closed in accordance with Section 2.02 hereof, and all Shares in connection with such Advance have been received by the Investor.
Section 5.10Issuance of the Company’s Common Shares. The issuance and sale of the Common Shares hereunder shall be made in accordance with the provisions and requirements of Section 4(a)(2) of the Securities Act and any applicable state securities law.
Section 5.11Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of Investor’s counsel, accountants and other advisors), (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any prospectus and any amendments or supplements thereto requested by the Investor, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market, or (vii) filing fees of the SEC and the Principal Market.
Section 5.12Current Report.  The Company shall, not later than 5:30 p.m., New York City time, on the fourth business day after the date of this Agreement, file with the SEC a Current Report on Form 8-K disclosing the execution of this Agreement by the Company and the Investor (including any exhibits thereto, the “Current Report”). The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the SEC and shall give due consideration to all such comments. Prior to the delivery of the first Advance Notice, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion); it being understood that the mere notification of Investor required pursuant to Section 5.08(iv) hereof shall not in and of itself be deemed to be material non-public information. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that it shall publicly disclose prior to the delivery of the first Advance Notice any information communicated to the Investor by or, to the knowledge of the Company, on behalf of the Company in connection with the transactions contemplated herein, which, following the date hereof would, if not so disclosed, constitute material, non-public information regarding the Company or its Subsidiaries. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares.
Section 5.13Advance Notice Limitation. The Company shall not deliver an Advance Notice if a shareholder meeting or corporate action date, or the record date for any shareholder meeting or any corporate action, would fall during the period beginning two Trading Days prior to the date of delivery of such Advance Notice and ending two Trading Days following the Closing of such Advance.
Section 5.14Use of Proceeds.  The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement.
Section 5.15Compliance with Laws.  The Company shall comply in all material respects with all Applicable Laws.

Section 5.16Market Activities. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Shares.
Section 5.17Trading Information. Upon the Company’s request, the Investor agrees to provide the Company with trading reports setting forth the number and average sales prices of shares of Common Stock sold by the Investor during the prior trading week.
Section 5.18Selling Restrictions. (i) Except as expressly set forth below, the Investor covenants that from and after the date hereof through and including the Trading Day next following the expiration or termination of this Agreement as provided in Section 9.01 (the “Restricted Period”), none of the Investor any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) engage in any hedging transaction, which establishes a net short position with respect to the Common Shares, with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares; or (2) selling a number of Common Shares equal to the number of Advance Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice but has not yet received from the Company or the transfer agent pursuant to this Agreement.
Section 5.19Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person.
Article VI.
Conditions for Delivery of Advance Notice
Section 6.01Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance are subject to the satisfaction or waiver, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:
(a)	Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the Advance Notice Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date).
(b)	Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell all of the Common Shares issuable pursuant to such Advance Notice.
(c)	Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such Advance Notice, or shall have the availability of exemptions therefrom. The sale and issuance of such Common Shares shall be legally permitted by all laws and regulations to which the Company is subject.
(d)	No Material Outside Event. No Material Outside Event shall have occurred and be continuing.
(e)	Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date.

(f)	No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement.
(g)	No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Principal Market and all of the Shares issuable pursuant to such Advance Notice will be listed or quoted for trading on the Principal Market. The issuance of Common Shares with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Principal Market.
(h)	Authorized. There shall be a sufficient number of authorized but unissued and otherwise unreserved Common Shares for the issuance of all of the Shares issuable pursuant to such Advance Notice.
(i)	Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.
(j)	Consecutive Advance Notices. Except with respect to the first Advance Notice, the Company shall have delivered all Shares relating to all prior Advances, and at least 5 Trading Days shall have elapsed from the immediately preceding Advance Date.
Article VII.
Non Exclusive Agreement

Notwithstanding anything contained herein, this Agreement  and  the  rights  awarded  to  the  Investor  hereunder  are  non-exclusive,  and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.

Article VIII.
Choice of Law/Jurisdiction

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

Article IX. Termination
Section 9.01Termination.
(a)	Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the 24-month anniversary of the date hereof or (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount.
(b)	The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Advance Notices, the Common Shares under which have yet to be issued, and (ii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This

Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.
(c)	Nothing in this Section 9.01 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article IV shall survive termination hereunder.
Article X. Notices

Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by e-mail if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (iii) 5 days after being sent by U.S. certified mail, return receipt requested, (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit A hereof) shall be:

If to the Company, to:	Kiromic BioPharma, Inc. 7707 Fannin Street, Suite 140 Houston, TX 77054 Attention:

Telephone: 832-968-4888
Email:

With a copy to (which shall not constitute notice or delivery of process) to:

Hogan Lovells US LLP
609 Main St Suite 4200
Houston, TX 77002
Attention:Andrew L. Strong, Esq.

William I. Intner, Esq.
Telephone:(713) 632-1456
Email:andrew.strong@hoganlovells.com

william.intner@hoganlovells.com

If to the Investor(s):	YA II PN, Ltd.

1012 Springfield Avenue

Mountainside, NJ 07092

Attention:	Mark Angelo

Portfolio Manager

Telephone:	(201) 985-8300

Email:mangelo@yorkvilleadvisors.com

With a Copy (which shall not constitute notice or delivery of process) to:

David Fine, Esq.

1012 Springfield Avenue

Mountainside, NJ 07092

Telephone:	(201) 985-8300

Email:legal@yorkvilleadvisors.com

or at such other address and/or e-mail and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service in accordance with clause (i), (ii) or (iii) above, respectively.

Article XI. Miscellaneous
Section 11.01Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement.
Section 11.02Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement.
Section 11.03Reporting Entity for the Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.
Section 11.04Commitment and Structuring Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company has paid YA Global II SPV, LLC, a subsidiary of the Investor, a structuring fee in the amount of $10,000 and, on the date hereof, the Company will issue to the Investor an aggregate of 603,318 Common Shares (the “Commitment Shares”) as a commitment fee, which was determined by dividing $200,000 by the average of the daily VWAPs for the 5 Trading Days prior to the date of this Agreement, and if the Company exercises its election to increase the Commitment Amount by the Commitment Increase, the Company will issue to the Investor an aggregate number of shares determined by dividing $120,000 by the average of the daily VWAPs for the 5 Trading Days prior to the date of delivery by the Company of written notice of the Commitment Increase.
Section 11.05Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
Kiromic BioPharma, Inc.

By:	/s/ Pietro Bersani
Name:	Pietro Bersani
Title:	CEO

INVESTOR:
YA II PN, Ltd.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:	/s/ Matt Beckman
Name:	Matt Beckman
Title:	Member

EXHIBIT A
ADVANCE NOTICE

KIROMIC BIOPHARMA, INC.

Dated: ______________Advance Notice Number: ____

The undersigned, _______________________, hereby certifies, with respect to the sale of Common Shares of KIROMIC BIOPHARMA, INC. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Standby Equity Purchase Agreement, dated as of October ____, 2022 (the “Agreement”), as follows (with capitalized terms used herein without definition having the same meanings as given to them in the Agreement):

1.The undersigned is the duly elected ______________ of the Company.

2.There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company contained in this Agreement on or prior to the Advance Notice Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

4.The amount of the Advance the Company is requesting is $_____________________.

5.The Minimum Acceptable Price with respect to this Advance Notice is _________ (if left blank then no Minimum Acceptable Price will be applicable to this Advance).

6.The number of Common Shares of the Company outstanding as of the date hereof is ___________.

The undersigned has executed this Advance Notice as of the date first set forth above.

KIROMIC BIOPHARMA, INC.

By:

EXHIBIT B

FORM OF SETTLEMENT DOCUMENT

VIA EMAIL

KIROMIC BIOPHARMA, INC.

Attn:

Email:

Below please find the settlement information with respect to the Advance Notice Date of:
1.	Amount of Advance requested in the Advance Notice
2.	Minimum Acceptable Price for this Advance (if any)
3.	Number of Excluded Days (if any)
4.	Adjusted Advance Amount (after taking into account any adjustments pursuant to Section 2.01):
5.	Market Price
6.	Purchase Price (Market Price x 95%) per share
7.	Number of Advance Shares due to Investor
If there were any Excluded Days then add the following (see Section 2.01(d)):
8.	Number of Additional Shares to be issued to Investor
9.	Additional amount to be paid to the Company by the Investor (Additional Shares in number 8 x Minimum Acceptable Price)
10.	Total Amount to be paid to Company (Adjusted Advance Amount in number 4 + Additional amount in number 9):
11.	Total Shares to be issued to Investor (Shares due to Investor in number 7 + Additional Shares in number 8):

Please issue the number of Advance Shares due to the Investor to the account of the Investor as follows:

Investor’s DTC participant #:

ACCOUNT NAME:

ACCOUNT NUMBER:

ADDRESS:

CITY:

COUNTRY:

Contact person:

Number and/or email:

Sincerely,
YA II PN, LTD.

Agreed and approved By KIROMIC BIOPHARMA, INC.:

Name:
Title:

APPENDIX C

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF OR UPON THE CONVERSION OF ACCRUED INTEREST AS FURTHER DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

KIROMIC BIOPHARMA, INC.

25% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE AND SECURITY AGREEMENT

$4,000,000Dated: December 12, 2022

THIS AMENDED AND RESTATED 25% SENIOR SECURED CONVERTIBLE PROMISSORY

NOTE (this “Note”), is made as of December 12, 2022, by and between Kiromic BioPharma, Inc., a Delaware corporation (the “Company”), and the initial registered holder hereof, or its permitted assigns (the “Holder”).

WITNESSETH:

WHEREAS, on October 21, 2022 (the “Original Issuance Date”), the Company issued to the initial registered holder hereof (the “Original Holder”) a 25% Senior Secured Convertible Promissory Note in the principal amount of two million dollars ($2,000,000) (the “Original Note”);

WHEREAS, the Original Holder assigned the Original Note in whole to the Holder, including all the right, title and interest thereunder; and

WHEREAS, the Company and the Holder intend to increase the principal amount of the Original Note of two million dollars ($2,000,000) (the “Original Principal”) by an additional two million dollars ($2,000,000) (the “Additional Principal”) to four million dollars ($4,000,000).

NOW, THEREFORE, in consideration of the premises, the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows, effective as of the date first above written:

A.	The Company’s indebtedness as evidenced by this Note is four million dollars ($4,000,000), together with interest thereon as hereinafter provided.
B.	This Note does not extinguish the outstanding indebtedness evidenced by the Original Note that was assigned to the Holder and is not intended to be a substitution or novation of the original indebtedness or instruments evidencing the same, all of which shall continue in full force and effect except as specifically amended and restated hereby.
C.	The Company and the Holder hereby agree that the Original Note is hereby amended, restated and replaced in its entirety with respect to the principal indebtedness evidenced by this Note to read as follows:

FOR VALUE RECEIVED, Kiromic BioPharma, Inc., a Delaware corporation, promises to pay to the order of the Holder, the initial registered holder hereof, or its permitted assigns, upon the terms set forth below, the principal sum of FOUR MILLION DOLLARS ($4,000,000), plus interest on the unpaid principal balance hereof at the rate of twenty-five percent (25%) per annum (the “Stated Rate”).

The term “Note” and all references thereto, as used throughout this instrument, shall mean this 25% Senior Secured Convertible Promissory Note as originally executed, or if later amended or supplemented, then as so amended or supplemented.

The aggregate purchase price for the Original Note pursuant to the terms thereof was two million dollars ($2,000,000). The Holder paid $1.00 for each $1.00 of the Original Principal. Upon the execution and delivery of the Original Note by the Holder to the Company, the Original Principal under the Original Note was made in United States Dollars in immediately available funds by wire transfer of funds to the Company’s account, instructions for which were set forth on Exhibit A to the Original Note.

The aggregate purchase price for the Additional Principal evidenced by this Note pursuant to the terms hereof shall be two million dollars ($2,000,000). The Holder shall pay $1.00 for each $1.00 of Additional Principal. Upon execution and delivery of this Note by the Holder to the Company, the Additional Principal under this Note shall be made in United States Dollars in immediately available funds by wire transfer of funds to the Company’s account, instructions for which are set forth on Exhibit A.

DEFINITIONS

In addition to the terms defined elsewhere in this Note, the following terms have the meanings indicated in this section of definitions:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies:

(a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Notes then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Commission” means the United States Securities and Exchange Commission.

“Collateral” shall mean all of the Company’s right, title and interest, in and to, (i) all fixtures (as defined in the UCC) and equipment (as defined in the UCC), (ii) all Intellectual Property, and (iii) all proceeds of the foregoing.

“Common Stock” means the Common Stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know- how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation),

(g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium), including, but not limited to, all the intellectually property described under “BUSINESS – Our Intellectual Property” in the registration statement on Form S-1 filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 13, 2022 and other intellectual property of the Company that may be disclosed from time to time in the Company’s SEC filings thereafter.

“Minimum Price” means $0.3268 per share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Requisite Stockholder Approval” means the approval by the holders of Common Stock of the Company for the issuance of shares of Common Stock in excess of the Share Cap in accordance with the rules of The Nasdaq Stock Market LLC.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Cap” means a number of shares (subject to adjustment in the event of a stock split, stock dividend, combination or other proportionate adjustment) of Common Stock equal to the product of (i) 0.1999 and (ii) 16,446,718, and less that number of shares beneficially owned by the Holder as of the issuance date of this Note, where beneficial ownership is calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder shall not include the number of shares of Common Stock issuable upon conversion of this Note.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company, with a mailing address of 18 Lafayette Place, Woodmere, New York 11598, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies:

(a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Notes then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

1.	Principal and Calculation of Interest.
(a)Upon the execution and delivery of the Original Note by the Holder to the Company, the Holder delivered the Original Principal by wire transfer to the account set forth on Exhibit A to the Original Note and IRS Form W-9 (or IRS Form W-8 as applicable). Upon execution and delivery of this Note by the Holder to the Company, the Holder shall deliver the Additional Principal by wire transfer to the account set forth on Exhibit A and IRS Form W-9 (or IRS Form W-8 as applicable).
(b)Interest on the outstanding principal balance hereof shall be calculated at the Stated Rate based on a 365 day year and shall commence accruing on the Original Issuance Date with respect to the Original Principal and the date hereof with respect to the Additional Principal and, to the extent all or any portion of the principal balance hereof has not been converted in accordance with the provisions hereof, shall be payable on the Maturity Date (as defined below), on which the Company shall pay interest accrued on this Note since its issuance then unpaid (the “Accrued Interest”) in cash or, upon election of the Holder, shares of Common Stock or a combination of both. If so elected by the Holder, the Accrued Interest shall be convertible into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing that portion of the unpaid Accrued Interest that the Holder elects to convert by the Conversion Price, subject to the Beneficial Ownership Limitation and the Share Cap provided herein, as applicable.
(c)The principal balance and accrued but unpaid interest under this Note (to the extent not converted in accordance with the terms of this Note) shall be due and payable on December 12, 2023 (the “Maturity Date”).
(d)The Company may prepay all or a portion of the principal balance under this Note and accrued and unpaid interest thereon before the Maturity Date on ten (10) days’ prior notice without penalty or premium. The Holder shall remain entitled to convert this Note as set forth herein after receipt of such prepayment notice until the Note is prepaid in full.
2.	Events of Default.
(a)“Event of Default,” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)the failure by the Company to make payment of principal or interest due under this Note at the Maturity Date; and

(ii)any commencement by the Company of a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company; or any commencement against the Company of any bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty (60) days; or the adjudication of the Company as insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the appointment of any custodian, receiver or the like for the Company or any substantial part of the Company’s property which continues undischarged or unstayed for a period of sixty (60) days; or any general assignment by the Company for the benefit of its creditors; or any statement in writing by the Company indicating an inability to pay its debts generally as they become due.

(b)If any Event of Default occurs, then upon such occurrence, in addition to all rights and remedies of Holder under this Note, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Holder may, at its option, declare due any or all of the Company’s obligations, liabilities and indebtedness owing to Holder under this Note whereupon the then unpaid aggregate balance thereof together with all accrued but unpaid interest thereon as of such date shall immediately be due and payable, together with all reasonable out-of-pocket expenses of collection hereof, including, but not limited to, reasonable out-of-pocket attorneys’ fees and legal expenses (for this purpose, the Company shall pay all reasonable out-of-pocket trial and appellate attorneys’ fees, costs and expenses, paid or incurred by Holder in connection with collection of this Note). If the foregoing unpaid aggregate balance, accrued interest, expenses and collection costs are not paid upon demand upon the occurrence of an Event of Default (collectively, the “Default Balance”), such Default Balance shall bear interest until paid in full at the Stated Rate plus 2% per annum or the maximum interest rate then permitted under applicable law (whichever is less) (the “Default Rate”). From and after maturity of this Note (whether upon the scheduled Maturity Date, or by acceleration or otherwise), the Default Balance shall bear interest until paid in full at the Default Rate.

Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder.

3.	Seniority; Security.
(a)Seniority. The unpaid principal of and interest on this Note and all other obligations of the Company of any kind whatsoever under or in respect of this Note (the “Senior Obligations”) constitute unsubordinated obligations of the Company, and except for any obligations which have priority under applicable law, rank at least pari passu in right of payment with all other unsubordinated indebtedness of the Company or guaranteed by the Company and are senior and preferred in right of payment to all equity securities of the Company, in each case, outstanding as of the date of this Note. Notwithstanding the foregoing or anything else set forth in this Note, the Holder acknowledges and agrees (i) that the Company may incur or guarantee additional indebtedness at any time after the date hereof, whether such indebtedness and/or the liens securing such indebtedness are senior, pari passu or junior to the Senior Obligations and

(ii) to enter in any intercreditor agreement or subordination agreement reasonably requested by the Company to evidence such priority of payment and/or liens contemplated by such indebtedness incurred pursuant to the preceding clause (i) (each, an “Intercreditor Agreement”).

(b)Security. This Note shall constitute a security agreement as that term is used in the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York (the “UCC”) and the Company hereby grants to the Holder, in order to secure the Company’s obligations under this Note, a first lien (subject to any Intercreditor Agreement) and continuing security interest in and to the Collateral, whether now owned or hereafter acquired by the Company, wherever located, and whether now or hereafter existing or arising (collectively, the “Secured Property”) (terms used in this section 3(b) shall have the meaning provided in the UCC; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies); provided further, that “Collateral” shall not include any Excluded Property and if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

As used herein, “Excluded Property” shall mean (i) any permit, lease, license, contract, instrument or other agreement held by the Company, including any property subject thereof, that prohibits or requires the consent of any person other than its Affiliates as a condition to the creation by the Company of a lien thereon, or any permit, lease, license contract or other agreement or property held by the Company to the extent that any requirement of law applicable thereto prohibits the creation of a lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC (as defined below) or any other requirement of law and (ii) any United States “intent-to-use” trademark or service mark application filed pursuant to Section 1(b) of the Lanham Act prior to the filing of an “Amendment to Allege Use” or a “Statement of Use” pursuant to Sections 1(c) or 1(d) of the Lanham Act, solely to the extent that, and only for so long as, the grant of such security interest therein would impair the validity or enforceability of, render void or voidable, or result in the cancellation of, such “intent-to-use” trademark or service mark application under federal law.

(c)Cooperation. The Company will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Holder from time to time such confirmatory assignments, conveyances, financing statements, powers of attorney, certificates and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Holder, upon written discretion, deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. Without limiting the foregoing, the Company hereby authorizes the Holder to file any such financing statements as the Holder shall determine to be necessary or advisable to perfect the security interest granted hereunder, without the signature of the Company. Notwithstanding anything to the contrary herein, the Company shall not be required to take any action in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction to create any security interests in assets located or titled outside of the United States or to perfect or make enforceable any security interests in any such assets (it being understood that there shall be no security agreements, pledge agreements or other collateral documents governed under the laws of any jurisdiction other than the United States, any State thereof or the District of Columbia).
(d)Remedies. In addition to all other rights, options, and remedies granted to the Holder under this Note, upon the occurrence and during the continuation of an Event of Default, the Holder may exercise all other rights granted to it under this Note and all rights under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law, including the right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process, and to exercise all rights and remedies available to the Holder with respect to the Collateral under the UCC in effect in the applicable jurisdiction(s).
4.Conversion of Note. This Note shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 4.
(a)Conversion Right. Subject to and upon compliance with the provisions of this Note, for as long as this Note is outstanding, the Holder shall have the right, at any time on or after the date hereof and at its option to convert the Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below). Conversion of this Note may be made in whole or in part by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Conversion in the form attached hereto as Exhibit B (the "Notice of Conversion"); provided, that the Holder shall not convert the Note in part for a number of Conversion Shares that are less than 5% of the issued and outstanding shares of Common Stock of the Company as of the date of such conversion. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Note to the Company until the Note is no longer outstanding, in which case, the Holder shall surrender this Note to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Conversion is delivered to the Company. Partial conversion of this Note resulting in conversion of less than all of the Conversion Amount shall have the effect of lowering the Conversion Amount outstanding hereunder. The Holder and the Company shall maintain records showing the number of Conversion Shares converted and the date of such conversion. The Company shall deliver any objection to the Notice of Conversion within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following the conversion of a portion of the Note, the number of Conversion Shares available for conversion hereunder at any given time may be less than the amount stated on the face hereof.

(b)Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 4(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i)“Conversion Amount” means the entire outstanding and unpaid principal balance of this Note that may be converted hereunder, subject to the Beneficial Ownership Limitation, and shall exclude the accrued and unpaid interest with respect to such principal balance and the Default Balance, if any, and as between the Original Principal and the Additional Principal, conversions shall be calculated as if the entire amount of the Original Principal is converted prior to any conversion of the Additional Principal. In addition to the Beneficial Ownership Limitation, in the event that the Conversion Price (as defined below) is lower than the Minimum Price, the Conversion Amount shall also be subject to the Share Cap; provided, however, in the event that the Share Cap is applicable, the Company shall use its best efforts to obtain the Requisite Stockholder Approval within seventy (70) days after the Conversion Share Delivery Date (as defined below).

(ii)“Conversion Price” means, as of any Conversion Share Delivery Date (as defined below) or other date of determination, $0.35, subject to adjustment as provided herein.

(c)	Mechanics of Conversion.
i.Delivery of Conversion Shares Upon Conversion. The Company shall cause the Conversion Shares converted hereunder to be transmitted by the Transfer Agent to the Holder by either, at the sole election of the Holder, (A) crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system or (B) by physical delivery of a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the address specified by the Holder in the Notice of Conversion by the date that is the earlier of (i) two

(2) Trading Days after the delivery to the Company of the Notice of Conversion and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Conversion (such date, the "Conversion Share Delivery Date"). Upon delivery of the Notice of Conversion, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which this Note has been converted, irrespective of the date of delivery of the Conversion Shares. If the Company fails for any reason to deliver to the Holder the Conversion Shares subject to the Notice of Conversion by the Conversion Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of the Conversion Shares subject to such conversion (based on the VWAP of the Common Stock on the date of the applicable Notice of Conversion), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Conversion Share Delivery Date) for each Trading Day after such Conversion Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Note remains outstanding and convertible. As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii.Delivery of New Note Upon Conversion. If this Note shall have been converted in part, the Company shall, at the request of a Holder and upon surrender of this Note, at the time of delivery of the Conversion Shares, deliver to the Holder a new Note evidencing the rights of the Holder to purchase the unconverted Conversion Shares called for by this Note, which new Note shall in all other respects be identical with this Note.

iii.Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Conversion Shares pursuant to Section 4(c)(i) by the Conversion Share Delivery Date, then the Holder will have the right to rescind such conversion.

iv.Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Conversion Shares in accordance with the provisions of Section 4(c)(i) above pursuant to an conversion on or before the Conversion Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such conversion), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Conversion Shares that the Company was required to deliver to the Holder in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Note and equivalent number of Conversion Shares for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

v.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such conversion, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vi.Charges, Taxes and Expenses. Issuance of Conversion Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Conversion Shares, all of which taxes and expenses shall be paid by the Company, and such Conversion Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Conversion Shares are to be issued in a name other than the name of the Holder, this Note when surrendered for conversion shall be accompanied by the Assignment Form in the form of Exhibit C attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

vii.Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely conversion of this Note, pursuant to the terms hereof.

(d)	Certain Adjustments.

(i)	Stock Dividends and Splits. If the Company, at any time while this Note is outstanding:

(i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon conversion of this Note shall be proportionately adjusted such that the aggregate Conversion Price of this Note shall remain unchanged. Any adjustment made pursuant to this Section 4(d)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re- classification.

(ii)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 4(d)(i) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(iii)Pro Rata Distributions. During such time as this Note is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Note, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(iv)Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a "Fundamental Transaction"), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 4(h) on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(h) on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Note in accordance with the provisions of this Section 4(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with an conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term "Company" under this Note (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Note and the other Transaction Documents referring to the "Company" shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may conversion every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Note and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.

(v)Calculations. All calculations under this Section 4(d) shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4(d), the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(vi)	Notice to Holder.
i.	Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 4(d), the Company shall promptly deliver to the Holder by email a notice setting forth the Conversion Price after such adjustment and any resulting adjustment to the number of the Conversion Shares and setting forth a brief statement of the facts requiring such adjustment.
ii.	Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or notes to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Note Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or Notes, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or Notes are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Note constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to conversion this Note during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(e)Reservation. So long as this Note is outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be necessary to effect the conversion of this Note in full.
(f)	Registration of Conversion Shares.

(i)The Company agrees that, no later than thirty (30) calendar days after the Conversion Share Delivery Date (the “Filing Date”), the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the Conversion Shares (the “Registration Statement”) and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof (and in any event, no later than seventy (70) calendar days following the Conversion Share Delivery Date) (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended if the Registration Statement is reviewed by, and comments thereto are provided from, the SEC, or the Company encounters other delays associated with third parties, including delays in receiving any applicable reviews or consents of the Company’s independent public accounting firm. The Company will use its commercially reasonable efforts to provide a draft of the Registration Statement to the Holder for review (but not comment other than with respect to the accuracy of the information concerning the Holder included therein) at least two (2) Business Days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Investor’s review. In no event shall the undersigned be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that the Holder be identified as a statutory underwriter in the Registration Statement, Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register the Conversion Shares will be deemed satisfied or (ii) be included as such in the Registration Statement. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Conversion Shares, such Registration Statement shall register for resale such number of Conversion Shares which is equal to the maximum number of Conversion Shares as is permitted by the SEC.

(ii)The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Investor until the earlier of (i) one (1) year from the issuance of the Conversion Shares, (ii) the date on which all of the Conversion Shares shall have been sold, or (iii) on the first date on which the Holder can sell all of its Conversion Shares under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold. For as long as the Registration Statement shall remain effective pursuant to the immediately preceding sentence, the Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Conversion Shares pursuant to the Registration Statement or Rule 144 of the Securities Act, as applicable, qualify the Conversion Shares for listing on the applicable stock exchange on which the Company’s shares of common stock are then listed, and update or amend the Registration Statement as necessary to include the Conversion Shares. For as long as the Holder holds the Conversion Shares, the Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Conversion Shares pursuant to Rule 144 of the Securities Act. The Holder agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Conversion Shares to the Company (or its successor) upon request to assist the Company in making the determination described above. The Company’s obligations to include the Conversion Shares in the Registration Statement are contingent upon the Holder furnishing in writing to the Company such information regarding Investor, the securities of the Company held by Investor and the intended method of disposition of the Conversion Shares as shall be reasonably requested by the Company to effect the registration of the Conversion Shares, and the Holder shall execute such documents for such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder.

(g)Compliance with Applicable Laws. Holder agrees to comply with all applicable laws, rules and regulations of all federal and state securities regulators, including but not limited to, the Commission, the Financial Industry Regulatory Authority, and applicable state securities regulators with respect to disclosure, filings and any other requirements resulting in any way from the issuance, transfer or conversion of this Note.
(h)Holder's Conversion Limitations. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert this Note, pursuant to Section 4 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Notice of Conversion, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates (such Persons, "Attribution Parties")), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), provided the foregoing Beneficial Ownership Limitation will not apply in connection with a conversion conditioned on the occurrence of a Fundamental Change. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(h), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 4(h) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for conversion of this Note that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(h), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common

Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(h), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the provisions of this Section 4(h) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(h) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note. Notwithstanding the foregoing, in addition to the Beneficial Ownership Limitation, in the event that the Conversion Price is lower than the Minimum Price, the Conversion Amount shall also be subject to the Share Cap.

(i)Voting Agreement. At every meeting of the stockholders of the Company and at every postponement or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, the Holder, together with any Affiliates of the Holder and others acting in concert with the Holder (collectively with the Holder, the “Voting Group”), will exercise voting rights with respect to any Excess Shares in a manner that is proportionate to the manner in which the holders of shares of Common Stock other than the Voting Group vote in respect of such matter. For purposes of this paragraph, “Excess Shares” means those Conversion Shares then beneficially owned by the Voting Group that when aggregated with such other shares of Common Stock beneficially owned by the Voting Group exceed thirty percent (30%) of the then outstanding shares of Common Stock. For purposes of this paragraph, beneficial ownership will be calculated as defined in Rule 13d-3 under the Exchange Act.
5.Transferability. This Note and all rights hereunder are transferable, in whole or in part, upon surrender of this Note at the principal office of the Company or its designated agent, together with a written assignment of this Note substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Note or Notes in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Note evidencing the portion of this Note not so assigned, and this Note shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Note to the Company unless the Holder has assigned this Note in full, in which case, the Holder shall surrender this Note to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Note in full. The Note, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Conversion Shares without having a new Note issued. Notwithstanding the foregoing, the Holder acknowledges and understands this Note has not been registered under the Securities Act and transferred only (a) pursuant to an effective registration statement filed under the Securities Act,

(b) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (c) pursuant to any other available exemption from the registration requirements of the

Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Holder agrees that if any transfer of this Note or any interest herein is proposed to be made, as a condition precedent to any such transfer, it may be required to deliver to the Company an opinion of counsel satisfactory to the Company.

6.New Note. This Note may be divided or combined with other Notes upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Notes are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Note or Notes in exchange for the Note or Notes to be divided or combined in accordance with such notice. All Notes issued on transfers or exchanges shall be dated the initial issuance date of this Note and shall be identical with this Note except as to the number of Conversion Shares issuable pursuant thereto
7.Cumulative Rights and Remedies. The rights and remedies of Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note or applicable law (including at equity). The election of Holder to avail itself of any one or more remedies shall not be a bar to any other available remedies.
8.Lost or Stolen Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Company shall execute and deliver to Holder a new convertible note containing the same terms, and in the same form, as this Note. In such event, the Company may require Holder to deliver to the Company an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new convertible note, but not the posting of any bond.
9.Use of Proceeds. The Company covenants that it will use the proceeds of the Note (i) for the continued development of the multi-indication allogeneic CAR-T cell therapy that exploits the potency of Gamma Delta T-cells to address solid malignancies and (ii) for other general corporate purposes.
10.	Representations, Warranties and Covenants of Holder.
(a)Nature of Purchase. The Holder represents that it is receiving this Note, and the Conversions Shares that may be issued upon conversion, if any, for its own account and not with a view to the distribution thereof. The Holder understands that this Note and the Conversion Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register this Note.
(b)Accredited Investor. The Holder represents that it is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). The Holder further represents that it has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of Note and the Conversion Shares.
(c)Access to Information. The Holder represents that it has received access to all information necessary to evaluate the Note and the Conversion Shares and make an investment decision thereon, including any financial information of the Company so requested.
(d)Plan or Intent to Sell. At the time of issuance of this Note and the Conversion Shares, the Holder has no plan or intention to sell, exchange, distribute, dispose of or otherwise transfer this Note or the Conversion Shares.

(e)Treatment of Notes. The Holder shall treat this Note as indebtedness for all purposes, including U.S. federal income tax purposes.
11.Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Note, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
12.Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of this Note, if the Company willfully and knowingly fails to comply with any provision of this Note, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
13.Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 7707 Fannin Street, Suite 200, Houston, TX 77054, Attention: Mr. Pietro Bersani, email address: pbersani@kiromic.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

14.Taxes. The Company shall be solely responsible for any necessary tax or assessment relating to this Note.
15.Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to convert this Note, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
15.Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Note. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Note and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
16.Successors and Assigns. Subject to applicable securities laws, this Note and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Note are intended to be for the benefit of any Holder from time to time of this Note and shall be enforceable by the Holder or holder of Note Shares.
17.Amendment. This Note may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder, on the other hand.
18.Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.
19.Headings. The headings used in this Note are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Note.
20.Cancellation. After all unpaid principal and interest owed on this Note has been paid in full or converted, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

Signature Page Follows

IN WITNESS WHEREOF, the undersigned has signed this Note on behalf of the “Company” and not as a surety or guarantor or in any other capacity.

KIROMIC BIOPHARMA, INC.

By:
Name:
Title:

Accepted and Acknowledged:

Holder

By:
Name:
Title:
Date:

Signature Page to Convertible Note

EXHIBIT A WIRE INSTRUCTIONS

EXHIBIT B

NOTICE OF CONVERSION

Reference is made to the Convertible Note (the “Note”) issued to the undersigned by Kiromic BioPharma, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock, par value $0.001 per share, (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information

A.	Conversion Price:
B.	Number of shares of Common Stock to be issued:
C.	Please DWAC the Common Stock into which the Note is being converted in the following name and to the following account:

Broker no:

Account no:

D.	If in Certificated Form, deliver to:
E.	Facsimile Number:
F.	E-mail Address:

Authorization

By:

Name:

Title:

ASSIGNMENT FORM

(To assign the foregoing Note, execute this form and supply required information. Do not use this form to convert shares.)

FOR VALUE RECEIVED, the foregoing Note and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:  ,

Holder's Signature:

Holder's Address:

KIROMIC BIOPHARMA, INC.

SPECIAL MEETING OF STOCKHOLDERS

PROXY FOR SPECIAL MEETING TO BE HELD ON MARCH 7, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Pietro Bersani and Jason Morris as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Kiromic BioPharma, Inc., held of record by the undersigned on January 18, 2023, at the Special Meeting of Stockholders to be held at 9:00 a.m. Local Time on March 7, 2023, 7707 Fannin Street, Suite 140, Houston, TX 77054 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

(Continued and to be signed on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held March 7, 2023.

The Proxy Statement is available at: http://www.viewproxy.com/KiromicSM/2023

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE **FOR** PROPOSALS 1, 2 AND 3.

Date:____________________

____

Signature

____

Signature (if held jointly)

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/KRBPSM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Please mark your votes like this x

FOR AGAINST ABSTAIN

1.To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;

ooo

2.To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to YA II PN, Ltd. (“Yorkville”) in excess of the exchange cap of the Standby Equity Purchase Agreement dated October 13, 2022, by and between the Company and Yorkville;

3.To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to the holder of the 25% Senior Secured Convertible Promissory Note (“the Holder”) in excess of the share cap of the Amended and Restated 25% Senior Secured Convertible Promissory Note and Security Agreement dated December 12, 2022, by and between the Company and the Holder.

ooo

ooo

NOTE: To conduct any other business properly brought before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting. Yes o No o

Date:

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) o

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Signature

Signature (if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone